SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
July 29, 2003	1-12358

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	59-7007599 (IRS Employer Identification Number)

2101 Sixth Avenue North Suite 750
Birmingham, Alabama (Address of principal executive offices)	35202 (Zip Code)

Registrant’s telephone number, including area code:
(205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EX-99.1 2ND QUARTER EARNINGS PRESS RELEASE
EX-99.2 SUPPLEMENTAL FINANCIAL HIGHLIGHTS

COLONIAL PROPERTIES TRUST

Item 9.	Regulation FD Disclosure

     On July 28, 2003, Colonial Properties Trust (the “Company”) announced its financial results for the quarter and year-to-date for the period ended June 30, 2003. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Financial Highlights for the quarter ended June 30, 2003 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: July 29, 2003	By:	/s/ Howard B, Nelson, Jr.

Name: Howard B. Nelson, Jr.
Title: Chief Financial Officer and Secretary

EXHIBITS

Exhibit	Document

99.1	Colonial Properties Trust 2nd Quarter 2003 Earnings press release dated July 28, 2003.

99.2	Colonial Properties Trust Supplemental Financial Highlights for the quarter ended June 30, 2003.